ESCUE ENERGY INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

NUMBER

SHARES

THIS CERTIFIES THAT

SEE REVERSE FOR CERTAIN DEFINITIONS

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
ESCUE ENERGY INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.
WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

SPECIMEN

DATED

SECRETARY

ESCUE ENERGY INC. CORPORATE Seal NEVADA

CEO

COUNTERSIGNED
PACIFIC STOCK TRANSFER COMPANY
Las Vegas, Nevada

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT..........Custodian..........
TEN ENT	- as tenants by the entireties	(Cust) (Minor)
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act.......... (State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____*, Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

X ____

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY